SCHEDULE 14A INFORMATION
                                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934


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[ ]     Preliminary Proxy Statement


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           (as permitted by Rule 14a-6(e)(2))                              [  ]


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[ ]      Definitive Additional Materials

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                             Endeavor Series Trust
       (Name of Registrant as Specified in Its Charter)

                             Endeavor Series Trust
     (Name of Person Filing Proxy Statement, if Other Than the Registrant)

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                                               ENDEAVOR SERIES TRUST
                                              2101 East Coast Highway
                                                     Suite 300

                                         Corona del Mar, California 92625
                                             May 10, 1999

 Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by PFL Life Insurance Company, AUSA Life Insurance Company, Inc. or Peoples Benefit Life Insurance Co. (the "Insurance Companies"), you have the right to instruct the Insurance Companies how to vote certain shares of the Portfolios of the Endeavor Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on July 2, 1999. Although you are not directly a shareholder of the Portfolios, some or all of your Contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Companies how to vote each
Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on several important proposals described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. You will be asked to vote on up to eight proposals regarding the Trust:


1. An Amendment to the Management Agreement (All Portfolios except Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio)

         Currently, Endeavor Management Co. (the "Manager") manages each of the Portfolios under a Management Agreement and receives a management fee from each Portfolio based on that Portfolio's net assets. Out of the management fee, the Manager compensates separate investment advisers for each Portfolio. In addition, for all Portfolios except Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio, the Manager pays the Portfolio's proportionate share of certain of the Trust's administrative expenses, including fees charged by the Trust's administrator, First Data Investor Services Group, Inc. ("First Data"), which assists the Manager in providing administrative services to the Portfolios. The Trustees recommend that the management agreement be amended to provide that each Portfolio will reimburse the Manager for its share of administrative fees charged by a third party administrator, such as First Data.

         2.       Approval of a New Management Agreement (All Portfolios)

         AUSA Holding Company, an affiliate of PFL Life Insurance Company, has agreed to acquire all of the outstanding common shares of the Manager. This acquisition, if consummated, will result in a "change in control" of the Manager, which will terminate the existing management agreement between the Trust on behalf of each of the Portfolios and the Manager.

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The Trustees  recommend that the  shareholders  of each Portfolio  approve a new management agreement with terms substantially identical to those of the current management agreement. If shareholders approve Proposal 1, described above, the amendment will become part of the new management agreement.

         3.       New Advisory Agreements (All Portfolios)

         The proposed change of control of the Manager will terminate the investment advisory agreements between the Manager and the investment advisers that are responsible for the day-to-day management of the Portfolios' assets. The Trustees recommend that the shareholders of each Portfolio approve a new investment advisory agreement, with substantially identical terms to the current investment advisory agreement, between the Manager and the Portfolio's respective investment adviser.

         4.       Adviser Hiring Exemptions (All Portfolios)

         The Manager is responsible to shareholders for the selection and oversight of the investment adviser for each Portfolio. Currently, the Manager may employ, terminate or change investment advisers for a Portfolio only with the approval of the Portfolio's shareholders. The Manager requests shareholder approval of a proposal to change the operation of the Trust to permit the Manager, with the approval of the Board of Trustees, to hire or terminate an investment adviser for a Portfolio without a shareholder vote. This change could benefit shareholders by reducing the Portfolios' expenses, permitting faster changes in investment advisers when warranted, and improving operating efficiencies.

5.   Changes to Investment Policies Concerning Borrowing (All Portfolios)

         Currently, the Portfolios have varying policies concerning borrowing. The Trustees recommend that the policies of all of the Portfolios be made uniform.

6. Investments in Illiquid Securities (Dreyfus U.S. Government Securities Portfolio only)

         Currently, the Dreyfus U.S. Government Securities Portfolio is permitted to invest up to 10% of its assets in illiquid securities. The Trustees recommend that the Portfolio be permitted to invest up to 15% of its assets in illiquid securities and that the policy be nonfundamental.

         7.       Election of Trustees (All Portfolios)

         The Trustees propose to elect Trustees of the Trust.

         8.       Ratification of Auditors (All Portfolios)

         The Trustees have selected Ernst & Young LLP as the Trust's independent auditors and recommend that shareholders ratify this selection.

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         The Board of Trustees has  unanimously  approved  each of the proposals and recommends that you vote FOR each proposal.


         You may think that your vote is not important, but it is. Please take the time to familiarize yourself with the Proposals and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Portfolio. Please sign and return each card you receive. You may also vote by calling toll-free 1-888-221-0697, or via the Internet at www.proxyweb.com, if eligible. Instructions on how to complete the proxy card , vote by telephone, or via the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation, at 1-800-646-7628.


         If we do not receive your completed proxy card(s) within several weeks, you may be contacted by Shareholder Communications Corporation to remind you to vote your shares.

         Thank you for taking the time to participate in these important matters.

                                                     Sincerely,



                                                     Vincent J. McGuinness, Jr.
                                                     President

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                                               ENDEAVOR SERIES TRUST
                                              2101 East Coast Highway
                                                     Suite 300
                                         Corona del Mar, California 92625

                                        Endeavor Asset Allocation Portfolio
                                          Endeavor Money Market Portfolio
                                    T. Rowe Price International Stock Portfolio
                                          Endeavor Value Equity Portfolio
                                         Dreyfus Small Cap Value Portfolio
                                   Dreyfus U.S. Government Securities Portfolio
                                       T. Rowe Price Equity Income Portfolio
                                       T. Rowe Price Growth Stock Portfolio
                                       Endeavor Opportunity Value Portfolio
                                         Endeavor Enhanced Index Portfolio
                                           Endeavor Select 50 Portfolio
                                           Endeavor High Yield Portfolio


                                     NOTICE OF SPECIAL  MEETING OF  SHAREHOLDERS
                                         To be Held on July 2, 1999


To the Shareholders of Endeavor Series Trust:


         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Portfolios of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660 on July 2, 1999 at 10:00 a.m. Pacific Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:


         1. To approve or disapprove an amendment to the management agreement between the Trust and Endeavor Management Co., the manager of the Trust (all Portfolios except Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio)

         2. To approve or disapprove a new management agreement between the Trust and Endeavor Management Co. (all Portfolios)

         3.       To approve or disapprove a new investment  advisory  agreement
                  between   Endeavor   Management   Co.  and  each   Portfolio's
                  investment adviser (all Portfolios)

         4. To approve or disapprove a proposal to permit Endeavor Management Co. to hire and replace investment advisers or to modify investment advisory agreements without shareholder approval (all Portfolios)


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



         5.       To  adopt  uniform  policies   concerning   borrowing  by  the
                  Portfolios (all Portfolios)

6. To amend a fundamental policy concerning investments in illiquid securities and to make the policy non-fundamental (Dreyfus U.S. Government Securities Portfolio only)


         7. To elect Trustees of the Trust (all Portfolios)


         8. To ratify the selection of Ernst & Young LLP as independent auditors of the Trust (all Portfolios)

         9. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


         The Board of Trustees has fixed the close of business on April 23, 1999 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.


                                             By order of the Board of Trustees

                                             Pamela Shelton
                                             Secretary


 May 10, 1999

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONIC OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.




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                                       INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                          Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . ..ABC Corp.
         (2)      ABC Corp. . . . . . . . . . . . ..John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . ..John Doe
         (4)      ABC Corp. Profit Sharing Plan . . John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . .Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . .  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . John B. Smith
         (2)      Estate of John B. Smith . . . . . John B. Smith, Jr., Executor



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                                         INSTRUCTIONS FOR TELEPHONE VOTING


To vote your proxy by telephone follow the four easy steps below. Or if you prefer you may send back your signed proxy ballot in the postage paid envelope provided.

1.       Read the accompanying proxy information and ballot.


2. Identify the fourteen-digit "CONTROL NO." in the middle portion of your ballot on the left hand side. This control number is the key to casting your vote over the telephone.

3. Dial 1-888-221-0697.

4. Follow the simple recorded instructions.


                                     INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your proxy via the Internet follow the four easy steps below.


1.       Read the accompanying proxy information and ballot.

2. Go to www.proxyweb.com.

3. Enter the fourteen-digit "CONTROL NO." from the upper left corner of your proxy card.

4. Follow the simple online instructions.

If you hold your shares through an intermediary, please refer to your proxy card to determine if the intermediary permits you to vote via another Internet site, and follow the instructions provided on the proxy card. You do not need to return your proxy card if you vote via an Internet site.



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                                               ENDEAVOR SERIES TRUST

                                        Endeavor Asset Allocation Portfolio
                                          Endeavor Money Market Portfolio
                                    T. Rowe Price International Stock Portfolio
                                          Endeavor Value Equity Portfolio
                                         Dreyfus Small Cap Value Portfolio
                                   Dreyfus U.S. Government Securities Portfolio
                                       T. Rowe Price Equity Income Portfolio
                                       T. Rowe Price Growth Stock Portfolio
                                       Endeavor Opportunity Value Portfolio
                                         Endeavor Enhanced Index Portfolio
                                           Endeavor Select 50 Portfolio
                                           Endeavor High Yield Portfolio

                                              2101 East Coast Highway
                                                     Suite 300
                                         Corona del Mar, California 92625



                                          SPECIAL MEETING OF SHAREHOLDERS
                                                 July 2, 1999


                                                  PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for each of twelve Portfolios (the "Portfolios") of the Trust, for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. Pacific Time on July 2, 1999 at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about May 10, 1999. In addition to solicitations of proxies by mail, beginning on or about May 24, 1999, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of Endeavor Management Co., the Trust's manager (the "Manager"); First Data Investor Services Group, Inc. ("First Data"), 53 State Street, Boston, MA 02109, a subsidiary of First Data Corporation, the Trust's transfer agent; Shareholders Communication Corporation, the Trust's proxy solicitor; or other representatives of the Trust. The Trust has retained Shareholder Communications Corporation as the Trust's proxy solicitor for the Special Meeting of Shareholders. The estimated cost of the proxy solicitation is approximately $79,000. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be shared equally by the Trust and Endeavor Management Co. The Trust's most recent annual report is available upon request without charge by writing or


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calling  the Trust at 2101 East Coast  Highway,  Suite 300,  Corona del Mar,  CA
92625 or 1-800- 854-8393.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting.


         The Board of Trustees has fixed the close of business on April 23, 1999 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of shares of each Portfolio outstanding on the Record Date is set forth in Exhibit A.


         PFL Life Insurance Company ("PFL Life") and its affiliates, AUSA Life Insurance Company, Inc. ("AUSA Life") and Peoples Benefit Life Insurance Company ("Peoples") are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. Each of PFL Life, AUSA Life, and Peoples will vote the Shares of each Portfolio for the owners of the variable annuities issued by it (the "Contracts") in accordance with instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from other Contract owners. PFL Life, AUSA Life, and Peoples will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

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         As of April 23,  1999,  the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.


         In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

-- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and


         -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Pacific Time on July 2, 1999.

         You may also vote by telephone or via the Internet. Instructions for voting by telephone or via the Internet appear immediately after the Notice of Special Meeting at the front of this proxy statement.


         For ease of reference, the following table lists the proposals to be acted on by the shareholders of the Portfolios, and indicates which Portfolios are eligible to vote on each proposal:


Proposal                                  Description                                       Series Affected

(1)             The consideration of an amendment to the management             All Portfolios except Endeavor
                agreement between the Trust and the Manager.                    Select 50 Portfolio and Endeavor
                                                                                High Yield Portfolio
(2)             The consideration of a new management agreement                 All Portfolios
                between the Trust and the Manager.
(3)             The consideration of a new investment advisory agreement        All Portfolios
                between the Manager and each Portfolio's investment
                adviser.
(4)             The consideration of a proposal to permit the Manager to        All Portfolios
                hire and replace investment advisers or to modify
                investment advisory agreements without shareholder
                approval.
(5)             The consideration of a proposal to adopt uniform policies       All Portfolios
                concerning borrowing by the Portfolios.
(6)             The consideration of a proposal to amend a fundamental          Dreyfus U.S. Government
                policy concerning investments in illiquid securities and to     Securities Portfolio only
                make the policy non-fundamental.
(7)             The consideration of a proposal to elect the named              All Portfolios
                individuals as Trustees of the Trust.
(8)             The consideration of a proposal to ratify the selection of      All Portfolios
                Ernst & Young LLP as independent auditors of the Trust.



                                    PROPOSAL 1

              TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE MANAGEMENT AGREEMENT BETWEEN THE TRUST AND ENDEAVOR MANAGEMENT CO. (ALL PORTFOLIOS EXCEPT ENDEAVOR SELECT 50 PORTFOLIO AND
                          ENDEAVOR HIGH YIELD PORTFOLIO)

                              SUMMARY OF THE PROPOSAL

         The Manager currently provides investment advisory services to each Portfolio of the Trust under a management agreement dated November 23, 1992, and amended January 28, 1998, (as amended, the "Current Management Agreement"). The Manager, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, has overall responsibility for the general management and administration of each Portfolio. The Manager selects the investment adviser for each Portfolio and monitors each investment adviser's investment program. Out of the management fees it receives under the Current Management Agreement, the Manager pays the fees of the investment advisers and also pays certain of the Trust's administrative expenses.

         At the meeting, shareholders of each Portfolio will be asked to approve an amendment to the Current Management Agreement (the "Amendment") between the Trust and the Manager with respect to each Portfolio. Under the Amendment, the Manager would have the same responsibilities and would receive the same management fee from each Portfolio as under the Current Management Agreement. However, each Portfolio would be responsible for its proportionate share of the Trust's administrative expenses.


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



         A copy of the Management Agreement marked to indicate the proposed Amendment as well as the other changes described under "Proposal 2 - Other Information" is attached to this Proxy Statement as Exhibit B. The following description of the Current Management Agreement and the Amendment is only a summary. You should refer to Exhibit B for the complete Current Management Agreement and the Amendment.


         At a meeting of the Trustees of the Trust held on March 24, 1999, the Trustees , including all Trustees who are not "interested persons" (the "Independent Trustees") of the Trust or the Manager, unanimously voted to approve the Amendment and to recommend that shareholders of each Portfolio approve the Amendment.


Background


     The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. As of April 23,

1999, the Trust had twelve portfolios: Endeavor Asset Allocation Portfolio, Endeavor Money Market Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Portfolio, Endeavor Opportunity Value Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Endeavor Group, 2101 East Coast Highway, Suite 300, Corona del Mar, California 02625, is the Trust's principal underwriter.

         Under the Current Management Agreement, the Manager has overall supervisory responsibility for the general management and investment of the Portfolios' assets and for the general administration and management of the Trust. As authorized by the Current Management Agreement, the Manager selects and contracts with an investment adviser for investment services for each of the Portfolios and reviews the adviser's activities. Currently, eight investment advisers (the "Advisers") each perform investment advisory services for particular Portfolios of the Trust. The Manager pays each Adviser for its services a portion of the management fee the Manager receives with respect to the Portfolio. None of the Advisers is an affiliate of the Manager. The Manager is also permitted to hire third parties to assist the Manager in providing administrative services, and the Manager has retained First Data to provide certain services, including certain accounting and bookkeeping services and the preparation of shareholder reports, governmental reports, and tax returns. The Manager pays First Data's fees and expenses, except that Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio each reimburse the Manager for the Portfolio's allocable share of First Data's fees and expenses.


The Proposed Amendment

         The Manager requested that the Trust's Trustees consider a change to the Current Management Agreement to provide that each Portfolio will reimburse the Manager for the Portfolio's proportionate share of the administrative fees charged by First Data. At a meeting held March 24, 1999, the Trustees present, including all of the Independent Trustees, voted to approve the Amendment, which changes the Current Management Agreement only with respect to the reimbursement of administrative fees charged by a third party administrator.


         The Trustees considered a number of factors in making their decision. First, the Manager represented that it is customary in the mutual fund industry for an investment company, and not its investment adviser, to pay the fees and expenses of third party service providers other than investment advisers. At the time the Trust was organized, the Manager agreed to pay these administrative expenses in order to keep the Portfolios' expense ratios down. Now that the Trust has increased in assets, the Manager has represented that the implementation of the Amendment would generally increase each Portfolio's expense ratio by approximately 0.04% to 0.05% (that is, four-hundredths to five-hundredths of one percent) of net assets. The following table shows

(1) each Portfolio's expenses, as a percentage of average net assets, for the fiscal year ended December 31, 1998; and (2) on a pro forma basis, what each Portfolio's estimated expenses would be for the fiscal year ending December 31, 1999 if the Amendment were in effect. This table does not reflect separate account expenses.



Portfolio                           Current Management Agreement                                   Under the Proposed Amendment
                                    Based on 1998 Actual Expenses                                Based on 1999 Estimated Expenses



                        Mgmt.    12b-1    Other     Total        Mgmt.        12b-1        Other         Proposed Cost     Total
                        Fee      Fees(1)  Expenses  Expenses     Fee          Fees(1)(2)   Expenses       AdjuExpenses)
Endeavor Money
Market Portfolio        .50%     -        .10%      .60%         .50%         -            .05%          .04%              .59%
Endeavor Enhanced
Index Portfolio         .75%     -        .35%      1.10%        .75%         -            .15%          .05%              .95%
Endeavor
Opportunity Value
Portfolio               .80%     .01%     .18%          .99%     .80%         .01%         .10%          .05%                  .96%
Endeavor Asset
Allocation Portfolio    .75%     .02%     .03%          .80%     .75%         .02%         .03%          .04%                  .84%
Endeavor Value
Equity Portfolio        .80%      .01%    .04%          .85%     .80%         ..01%        .04%          .04%                  .89%
Dreyfus Small Cap
Value Portfolio         .80%     .08%     .06%          .94%     .80%         .08%         .06%          .05%                  .99%

Dreyfus U.S.
Government

Securities Portfolio    .65%     -        .07%      .72%         .65%         -            .07%          .05%              .77%
T. Rowe Price
Equity Income
Portfolio               .80%     -        .05%      .85%         .80%         -            .05%          .04%              .89%
T. Rowe Price
Growth Stock
Portfolio               .80%     -        .07%      .87%         .80%         -            .05%          .05%              .90%
T. Rowe Price
International Stock
Portfolio               .90%     -        .08%      .98%         .90%         -            .05%          .05%              1.00%

(1) The Board of Trustees of the Trust has authorized an arrangement whereby, subject to best price and execution, executing brokers will share commissions with the Trust's affiliated broker. Under supervision of the Trustees, the affiliated broker will use the "recaptured commissions" to promote marketing of the Trust's shares. The staff of the Securities and Exchange Commission believes that, through the use of these recaptured commissions, the Trust is indirectly paying for distribution expenses and that such amounts must be shown as 12b-1 fees in the above table. The use of recaptured commissions to promote the sale of the Trust's shares involves no additional costs to the Trust or any Owner. The Trust, based on advice of counsel, believes that recaptured brokerage commissions should not be treated as 12b-1 fees.

(2) The amounts shown as 12b-1 fees for 1999 reflect the actual 12b-1 shown for in 1998. Because the 12b-1 fees reflect recaptured commissions, rather than a fee charged as a percentage of assets, the actual amount of 12b-1 fees treated as expenses will vary from year to year and may be higher or lower than the 12b-1 fees incurred in 1998.

(3) The Proposed Cost Adjustment is each Portfolio's annual reimbursement to the Manager of the Portfolio's portion of the administrative fees paid by the Manager to First Data determined as a percentage of average daily net assets.


Second, the Trustees reviewed the management fees and total operating expenses of comparable funds. The Trustees noted that the Manager's management fees are competitive with the fees charged to other comparable mutual funds and that, even after the Amendment, the Portfolios' total operating expenses would generally be less than the average of total operating expenses incurred by comparable funds. Third, the Trustees considered the level of services provided by the Manager and the profitability of the Current Management Agreement to the Manager. In this connection, the Manager represented that its costs of performing services for the Trust have risen because it has increased the level of resources dedicated to its management of the Trust's activities. The Trustees also considered such other factors as they deemed relevant.

Summary of the Current Management Agreement and the Amendment

         The Current Management Agreement provides that the Manager has overall supervisory responsibility for the general management and investment of each Portfolio's assets and has full investment discretion with respect to the assets of any Portfolio not then being managed by an Adviser. The Manager is expressly authorized to delegate day-to-day investment management of a Portfolio's assets to another investment adviser.

         The Current Management Agreement provides that Manager is also responsible for providing the Trust with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services and for preparation of shareholder reports, tax returns, and other government filings. The Manager is authorized to hire third parties to provide any of these services.


         The Current Management Agreement provides that the Manager will be paid a fee with respect to each Portfolio based on that Portfolio's average daily net assets. The amount of the management fee varies among the Portfolios, but is the same for each Portfolio under both the Current Management Agreement and the Amendment. While the amount of the management fee will not increase under the Amendment, the amount of the fee retained by the manager will increase. The management fee in effect for each Portfolio and the aggregate amount of compensation paid to the Manager by each Portfolio during the Trust's fiscal year ended December 31, 1998 is set forth below.




        Portfolio                    Management Fee              Aggregate Management Fee Paid During Fiscal
                                 (as a % of net assets)                 Year Ended December 31, 1998

Endeavor Money
Market Portfolio          .50%                                  $387,793
Endeavor Asset
Allocation Portfolio      .75%                                  $2,449,659
T. Rowe Price
International Stock
Portfolio                 .90%                                  $1,603,389
Endeavor Value Equity
Portfolio                 .80%                                  $1,901,572
Dreyfus Small Cap
Value Portfolio           .80%                                  $1,207,617
Dreyfus U.S.
Government Securities
Portfolio                 .65%                                  $422,963
T. Rowe Price Equity
Income Portfolio          .80%                                  $1,866,844
T. Rowe Price Growth
Stock Portfolio           .80%                                  $1,255,157
Endeavor Opportunity
Value Portfolio           .80%                                  $303,103
Endeavor Enhanced
Index Portfolio           .75%                                  $30,074


         The Current Management Agreement provides that, for any Portfolio commencing operations after January 28, 1998 (including, to date, Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio), the Portfolio will reimburse the Manager for the Portfolio's proportionate share of administrative expenses incurred under an administration agreement between the Manager and First Data. The Amendment would provide for the same level of management fees for each Portfolio, but would make all Portfolios of the Trust responsible for their proportionate share of administrative expenses charged under an administration agreement with First Data. Because the Manager currently pays these expenses for all Portfolios except Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio the effect of the change would be to increase by a small amount the expenses of the affected Portfolios.

         The Current Management Agreement provides that the Trust is responsible for all expenses other than those expressly assumed by the Manager. The Trust is responsible for, among other things, (1) the Manager's fees; (2) legal and audit expenses; (3) fees for registration of Trust Shares; (4) fees of the Trust's transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7)
interest expenses; (8) expenses of shareholders and Trustees' meetings; (9) printing of share certificates and prospectuses; (10) mailing of prospectuses to existing Trust shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of Trust shares; and (14) nonrecurring expenses, such as the cost of litigation.

         The Current Management Agreement provides that the Manager is not liable for its acts or omissions under the agreement, but that the Manager is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

         The Current Management Agreement provides (1) that it will continue in effect with respect to each Portfolio for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to any Portfolio, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of a Portfolio upon 60 days' prior written notice; (3) that it may be terminated by the Manager on 90 days' prior written notice to the Trust; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Portfolio Transactions

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Trust's prospectus a factor in the selection of broker-dealers.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Advisers to the Endeavor Money Market, Endeavor Asset Allocation, T. Rowe Price International Stock, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Endeavor Enhanced Index and Endeavor Select 50 Portfolios may execute portfolio transactions through certain of their affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         For the year ended December 31, 1998, Endeavor Money Market Portfolio and Endeavor High Yield Portfolio did not pay any brokerage commissions while the Endeavor Asset Allocation Portfolio paid $699,420 in brokerage commissions of which $288 (0.04%) was paid to Morgan Stanley & Co., Inc. For the year ended December 31, 1998, T. Rowe Price International Stock Portfolio, Endeavor Value Equity Portfolio and Dreyfus Small Cap Value Portfolio paid $121,001, $142,104 and $889,611, respectively, in brokerage commissions of which $1,917 (1.58%), $10,301 (8.51%) and $759 (0.63%) with respect to T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited, Jardine Fleming Group Limited, and Ord Minnett Securities Ltd., respectively. For the year ended December 31, 1998, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio paid $122,431 and $21,866, respectively, in brokerage commissions of which $2,964 (1.37%) with respect to T. Rowe Price Growth Stock Portfolio was paid to Robert Fleming Holdings Limited. For the year ended December 31, 1998, Dreyfus U.S. Government Securities Portfolio, Endeavor Opportunity Value Portfolio and Endeavor Enhanced Index Portfolio paid $67,575, $43,947 and $46,321, respectively, in brokerage commissions. For the fiscal year ended December 31, 1998, Endeavor Select 50 Portfolio paid $177,608 in brokerage commissions of which $1,356 (0.76%) was paid to Montgomery Securities, Inc.

Brokerage Enhancement Plan


     The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan uses available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust is using recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, the Portfolios do not incur any asset based or additional fees or charges under the Plan.


         Under the Plan, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Endeavor Group, the distributor of the Trust's shares.




         Endeavor Group will not make any profit from participating in the Plan. It is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Portfolios' shares, including:

     - holding or participating in seminars and sales meetings promoting the sale of the Portfolios' shares

          -    paying  marketing  fees  requested  by  broker-dealers  who  sell
               Contracts

         -       training sales personnel

          - compensating broker-dealers and/or registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Trust

          - printing and mailing Trust prospectuses, statements of additional information and shareholder reports to prospective Contract holders

         -   creating and mailing advertising and sales literature.




         For the year ended December 31, 1998, the Endeavor Group received an aggregate of $229,911 pursuant to the Plan, $32,000 of which was utilized to pay the costs of seminars and sales meetings and the mailings of marketing materials.


Other Information

         The Current Management Agreement with respect to Endeavor Money Market, Endeavor Asset Allocation and T. Rowe Price International Stock Portfolios was approved by the Trustees of the Trust (including all of the Independent Trustees) on July 20, 1992, and by the shareholders of the Trust on November 23, 1992. With respect to Endeavor Value Equity and Dreyfus Small Cap Value Portfolios, the Current Management Agreement was approved by the Trustees of the Trust (including all of the Independent Trustees) on April 19, 1993 and by PFL Life, the sole shareholder of Endeavor Value Equity and Dreyfus Small Cap Value Portfolios, on April 19, 1993. With respect to Dreyfus U.S. Government Securities Portfolio, the Current Management Agreement was approved by the Trustees of the Trust (including all of the Independent Trustees) on January 24, 1994 and by PFL Life, the sole shareholder of Dreyfus U.S. Government Securities Portfolio, on March 7, 1994. With respect to T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, the Current Management Agreement was approved by the Trustees of the Trust (including all of the Independent Trustees) on October 24, 1994 and by PFL Life, the sole shareholder of T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, on November 1, 1994. With respect to the Endeavor Opportunity Value and Endeavor Enhanced Index Portfolios, the Current Management Agreement was approved by the Trustees of the Trust (including all of the Independent Trustees) on August 13, 1996 and by PFL Life, the sole shareholder of Endeavor Opportunity Value and Endeavor Enhanced Index Portfolios, on August 26, 1996.


         On November 17, 1998, the Trustees, including all of the Independent Trustees present, approved a Transfer and Assumption of Management Agreement, pursuant to which Endeavor Management Co. assumed the responsibilities of Endeavor Investment Advisers effective December 31, 1998. This change reflected the fact that Endeavor Investment Advisers, a California general partnership, was dissolved effective December 31, 1998. Endeavor Management Co. had been the managing general partner and the holder of a majority of the partnership interests of Endeavor Investment Advisers.


     Vincent J. McGuinness, together with his family members and trusts for the benefit of his family members, currently owns all of the Manager's outstanding common stock. The directors and principal executive officers of the Manager, along with the principal occupation of each, are set forth in Exhibit C. The address of the Manager and each officer and director is 2101 East Coast Highway, Corona del Mar, California 92625.

                                                   REQUIRED VOTE


         Approval of the Amendment to the Current Management Agreement with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Under the 1940 Act, a majority of a Portfolio's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Portfolio's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Portfolio's outstanding voting securities (a "Majority Vote"). If the Amendment is not approved by the shareholders of any of the Portfolios, Endeavor Management Co. would continue as Manager of that Portfolio under the terms of the Current Management Agreement without such Amendment.


THE BOARD OF TRUSTEES,  INCLUDING ALL OF THE  INDEPENDENT  TRUSTEES,  RECOMMENDS
THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE CURRENT MANAGEMENT AGREEMENT.

                                               PROPOSAL 2

                      TO APPROVE A NEW MANAGEMENT AGREEMENT FOR EACH PORTFOLIO

The Proposed Acquisition


         On February 24, 1999, AUSA Holding Company ("AUSA"), an affiliate of PFL Life, and the Manager entered into a non-binding Letter of Intent pursuant to which 100% of the outstanding common shares of the Manager will be acquired by AUSA (the "Acquisition"). It is anticipated that the parties will enter into a definitive Purchase and Sale Agreement on or about May 15, 1999, and that the closing of the Acquisition will occur on or about July 8, 1999. If no definitive Purchase and Sale Agreement is entered into, the Acquisition will not occur. If a definitive Purchase and Sale Agreement is entered into, it is anticipated that the closing of the Acquisition will be subject to certain conditions. One of those conditions is approval by shareholders of each Portfolio of a new management agreement (the "New Management Agreement") between the Trust, on behalf of each Portfolio, and the Manager. The New Management Agreement is substantially identical to the Trust's Current Management Agreement except for the dates of execution, effectiveness, and termination. In addition, if shareholders of each Portfolio approve Proposal 1 (to adopt an Amendment to the Current Management Contract), the New Management Agreement will incorporate the substance of the Amendment.


Description of the Manager

         The Manager is a California corporation. All of the outstanding common stock of the Manager is owned by Vincent J. McGuinness, together with his family members and trusts for the benefit of his family members. The directors and principal executive officers of the Manager, along with the principal occupation of each, are set forth in Exhibit C. The address of the Manager and each officer and director is 2101 East Coast Highway, Corona del Mar, California 92625.

Description of AUSA

         AUSA is a Maryland corporation incorporated in 1986 under the name "Monumental Corporation." It became a wholly owned subsidiary of AEGON USA, Inc. in 1988. AUSA is an affiliate of PFL Life through common indirect ownership under AEGON USA, Inc. AUSA conducts substantially all of its operations through subsidiary companies engaged in providing non-insurance financial services that support the insurance operations of its affiliates. All of the outstanding stock of AEGON USA, Inc. is indirectly owned by AEGON N.V. of the Netherlands.

1940 Act Considerations
         Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the investment company. Section 15(a) also provides that any such advisory contract must terminate on its "assignment" and that a change in control of the investment adviser constitutes an "assignment." Consequently, the consummation of the Acquisition will cause the Current Management Agreement to terminate. In order for the Manager to continue to serve as investment adviser to the Trust, shareholders of each Portfolio must approve the New Management Agreement.

Comparison of the Current Management Agreement and the New Management Agreement

     A description of the Current Management Agreement is set forth at "Summary of the Current Management Agreement and the Amendment" under Proposal 1. The New Management Agreement contains substantially identical provisions as the Current Management Agreement except for its execution date, effective date, and termination date. In addition, if the Amendment described under Proposal 1 is approved by shareholders of each Portfolio, the substance of the Amendment will be incorporated into the New Management Agreement. The New Management Agreement would also be restated to incorporate other changes which appear in various supplements to the Current Management Agreement. The New Management Agreement would also reflect the fact that Endeavor Investment Advisers, a California general partnership, was dissolved effective December 31, 1998, and its duties under the Current Management Agreement were assumed by Endeavor Management Co., which had been the managing general partner and the holder of a majority of the partnership interests of Endeavor Investment Advisers.


         If approved by the shareholders of each Portfolio, the New Management Agreement will be executed and become effective on the Closing Date of the Acquisition (currently scheduled for July 8, 1999).


Recommendation of the Trustees


         The Trustees of the Trust met on March 1, 1999 to consider the Acquisition and its anticipated effects on the Manager and the investment management and other services provided to the Trust by the Manager. At this meeting, the Trustees, including all of the Independent Trustees, voted unanimously to approve the New Management Agreement and to recommend approval of the New Management Agreement by the shareholders of each Portfolio.


         The Trustees believe that the terms and conditions of the New Management Agreement are fair to, and in the best interests of, each Portfolio and its shareholders. The Trustees considered a number of factors, including:
(1) the fact that the terms of the Current Management Agreement and of the New Management Agreement are substantially identical; (2) the representation by AUSA and PFL Life and the senior management of the Manager that it was anticipated that no material changes would be made to the senior management of the Manager;
(3) the additional financial, managerial, and marketing resources that AUSA and PFL Life would be able to provide to the Manager; (4) the reputation of AUSA and PFL Life; (5) the agreement by AUSA that it would not seek to impose any "unfair burden," as defined in the 1940 Act, on the Portfolios for two years following the closing of the Acquisition; and (6) such other factors as the Trustees deemed relevant.

                                                   REQUIRED VOTE

         Approval of the New Management Agreement with respect to a Portfolio requires a Majority Vote of the shareholders of that Portfolio. If the New Management Agreement is not approved by the shareholders of all of the Portfolios, the Acquisition of the Manager will not occur.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NEW MANAGEMENT AGREEMENT.


                                   PROPOSAL 3

           TO APPROVE OR DISAPPROVE NEW INVESTMENT ADVISORY AGREEMENTS
                  WITH THE INVESTMENT ADVISER OF EACH PORTFOLIO

                               SUMMARY OF PROPOSAL

         As discussed above under Proposal 1, the Manager has entered into Investment Advisory Agreements with eight Advisers to provide investment advisory services for each of the Portfolios, subject to the Manager's overall supervision. As required by Section 15(a) of the 1940 Act, each of these Investment Advisory Agreements provides, in substance, that it will terminate upon any "assignment," as defined in the 1940 Act.

         The proposed Acquisition described under Proposal 2 constitutes an "assignment" of the Investment Advisory Agreements. Accordingly, consummation of the Acquisition will result in the termination of the Investment Advisory Agreements. Therefore, in order to permit the Advisers to continue to provide investment advisory services to the Portfolios, it is necessary that the shareholders of each Portfolio approve new Investment Advisory Agreements to become effective on the Closing Date of the Acquisition (currently scheduled for May 31, 1999).


         Based on an analysis of factors described below, the Trustees of the Trust have approved the Manager's execution of new Investment Advisory Agreements with the Advisers (the "New Investment Advisory Agreements"). At a meeting held March 1, 1999, the Trustees , including all of the Independent Trustees, voted unanimously to approve New Investment Advisory Agreements for each Portfolio and to recommend to shareholders of each Portfolio that they approve the New Investment Advisory Agreements. Each Portfolio's New Investment Advisory Agreement is identical to the current Investment Advisory Agreement except for its dates of execution and termination. The same Adviser will manage each Portfolio and will be paid by the Manager out of the Management Fee it receives from the Portfolio at the same rate.


Information About the Advisers

         The following table shows, for each Portfolio, the name of the Adviser and the rate of the advisory fee paid by the Manager to the Adviser under the current Investment Advisory Agreements:




Portfolio                                    Adviser                                Advisory Fee
                                                                                        (as % of Net Assets)

Endeavor Money Market Portfolio              Morgan Stanley Asset Management            .25
T. Rowe Price International Stock            Rowe Price-Fleming International, Inc.     .75*
Portfolio
Endeavor Value Equity Portfolio              OpCap Advisors                             .40
Endeavor Opportunity Value Portfolio         OpCap Advisors                             .40
Dreyfus Small Cap Value Portfolio            The Dreyfus Corporation                    .375
T. Rowe Price Equity Income Portfolio        T. Rowe Price Associates, Inc.             .40
T. Rowe Price Growth Stock Portfolio         T. Rowe Price Associates, Inc.             .40
Endeavor Enhanced Index Portfolio            J.P. Morgan Investment Management          .35
                                             Inc.
Endeavor Select 50 Portfolio                 Montgomery Asset Management, LLC           .70
Dreyfus U.S. Government Securities           The Dreyfus Corporation                    .15
Portfolio
Endeavor High Yield Portfolio                Massachusetts Financial Services           .375
                                             Company
Endeavor Asset Allocation Portfolio          Morgan Stanley Asset Management            .30

------------------------------------------------

*    .75% up to $20  million;  .60% in excess of $20 million up to $50  million;
     and .50% of assets in excess of $50 million. At such time as net assets exceed $200 million, .50% of total net assets.

         Morgan Stanley Asset Management

         Morgan Stanley Asset Management ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020, a subsidiary of Morgan Stanley Dean Witter Discover & Co., is the Adviser to Endeavor Money Market Portfolio and Endeavor Asset Allocation Portfolio. Morgan Stanley has been in the investment management business since 1975. As of December 31, 1998, Morgan Stanley, together with its affiliated institutional asset management companies, managed assets of approximately $ 163.4 billion. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain circumstances using the name Morgan Stanley Asset Management.

         Rowe Price-Fleming International, Inc.

     Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, a joint venture established in 1979 between T. Rowe Price Associates, Inc. and the London-based Robert Fleming Holdings Limited, is the Adviser to T. Rowe Price International Stock Portfolio. The common stock of Rowe Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by Jardin Fleming Group Limited, and 25% by a subsidiary of Robert Fleming Holdings Limited. (Half of Jardine Fleming is owned by Robert Fleming Holdings Limited and half by Jardine Matheson Holdings Limited.) As of December 31, 1998, Rowe Price-Fleming managed approximately $32 billion in investments for individual and institutional accounts.

         OpCap Advisors

     OpCap Advisors ("OpCap"), One World Financial Center, New York, New York 10281, is the Adviser to Endeavor Value Equity Portfolio and Endeavor Opportunity Value Portfolio. OpCap is a majority-owned subsidiary of Oppenheimer Capital, an investment management firm dedicated to "value investing" whose offices are at the same address as those of OpCap. OpCap and its parent are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. PIMCO Advisors L.P. has two general partners: PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), a limited partnership of which PIMCO Partners, G.P. is the sole general partner. PIMCO Partners, G.P. has two general partners: Pacific Investment Management Company and PIMCO Partners L.L.C.

         OpCap and its parent have been investment advisers to mutual funds and other clients since 1968 and have approximately $63 billion under management as of December 31, 1998.

         The Dreyfus Corporation

         The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the Adviser to Dreyfus Small Cap Value Portfolio and Dreyfus U.S. Government Securities Portfolio. Dreyfus, which was founded in 1947, is a wholly owned subsidiary of Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh,
Pennsylvania 15258. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation. Dreyfus manages the funds in one of the nation's leading mutual fund complexes, with more than $120 billion in more than 175 mutual fund portfolios as of January 31, 1999.

         T. Rowe Price Associates, Inc.

         T. Rowe Price Associates, Inc.("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio. T. Rowe Price was founded in 1937. As of December 31, 1998, T. Rowe Price and its affiliates manage approximately $147 billion in investments for more than 7 million individual and institutional investor accounts.

         J.P. Morgan Investment Management Inc.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to Endeavor Enhanced Index Portfolio. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, New York 10260-0060, which has more than $308 billion in assets under management as of December 31, 1998.

         Montgomery Asset Management, LLC

         Montgomery Asset Management, LLC ("Montgomery"), 101 California Street, San Francisco, California 94111, is the Adviser to Endeavor Select 50 Portfolio. As of December 31, 1998, Montgomery and its affiliates managed approximately $9.3 billion of assets. Montgomery is a majority-owned subsidiary of Commerzbank AG, 60261 Frankfurt am Main, Frankfurt, Germany, the third largest publicly held commercial bank in Germany, which with its affiliates, managed over $120 billion in assets as of December 31, 1998.

         Massachusetts Financial Services Company

         Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02108, is the Adviser to Endeavor High Yield Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellsley Hills, Massachusetts 02481, which in turn is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of December 31, 1998, MFS and its institutional advisory affiliates had approximately $98 billion in assets under management, of which approximately $20.5 billion consisted of assets in fixed income funds.

         Each of the Advisers is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940.

         No Trustee or officer of the Portfolios is an officer, employee, director or security holder of any of the Advisers or has any other material direct or indirect interest in the Advisers or in their parents or affiliates.

Evaluation by the Trustees


         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Investment Advisory Agreements. On March 1, 1999, the Trustees, including all of the Independent Trustees, voted unanimously to approve the New Investment Advisory Agreements and to submit the proposed New Investment Advisory Agreements to the shareholders of each Portfolio.

         The material factors considered by the Trustees were: the nature and quality of services rendered by the Advisers; the Advisers' performance under the current Investment Advisory Agreements; the performance of similar funds advised by the Advisers; the amount of advisory fees to be paid; each Adviser's financial strength and insurance coverage; each Adviser's investment advisory experience and reputation; each Adviser's code of ethics and compliance controls; and administrative support services. The Trustees also considered the fact that there were no material differences between the terms of the New Investment Advisory Agreements and the terms of the current Investment Advisory Agreements.

         The factor that the Trustees considered most significant was that the Portfolios would continue to receive the benefit of advisory services from the same Advisers as under the current Investment Advisory Agreements, at no increase in the advisory fee to be paid for such services. The Trustees were also satisfied that each Adviser (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect a Portfolio, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the Investment Advisory Agreement adequately. The Trustees determined that the Portfolios would receive the benefit of maintaining uninterrupted advisory services of the same quality, scope and cost as the Portfolios received before the Acquisition.


         After careful consideration, the Trustees believe that the best interests of the shareholders of the Portfolios would be served if the New Investment Advisory Agreements are approved.

Terms of the Current Investment Advisory Agreements and the New Investment Advisory Agreements


         Effective May 1, 1998, Morgan Stanley Asset Management became the Adviser of the Endeavor Money Market Portfolio and Endeavor Asset Allocation Portfolio. The Investment Advisory Agreements between the Manager and Morgan Stanley Asset Management were approved by the Trustees of the Trust (including all the Trustees who are not "interested persons" of the Manager or of the Adviser) on February 23, 1998, and by the shareholders of each Portfolio on April 21, 1998. The Investment Advisory Agreements between the Manager and OpCap were last approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on April 8, 1997 with respect to the Endeavor Value Equity Portfolio and the Endeavor Opportunity Value Portfolio and by the shareholders of each Portfolio on June 18, 1997.

     The Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc. was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on January 24, 1994 and by PFL Life as sole shareholder of the Dreyfus U.S. Government Securities Portfolio on March 7, 1994. The Investment Advisory Agreement was transferred to The Dreyfus Corporation effective May 1, 1996. The Investment Advisory Agreements between the Manager and T. Rowe Price were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on October 24, 1994 and by PFL Life as sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios on November 1, 1994. The Investment Advisory Agreement between the Manager and J.P. Morgan was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by PFL Life as sole shareholder of the Endeavor Enhanced Index Portfolio on August 26, 1996. The Investment Advisory Agreement between the Manager and Montgomery was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 4, 1997 and by PFL Life as sole shareholder of the Endeavor Select 50 Portfolio on January 18, 1998. Effective January 1, 1995, Price-Fleming became the Adviser of the T. Rowe Price International Stock Portfolio. The Investment Advisory Agreement with Price-Fleming for the T. Rowe Price International Stock Portfolio was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on December 19, 1994 and by shareholders of the Portfolio on March 24, 1995. Effective September 16, 1996, The Dreyfus Corporation became the Adviser of the Dreyfus Small Cap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. The Investment Advisory Agreement between the Manager and MFS was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on May 11, 1998 and by PFL Life as sole shareholder of the Endeavor High Yield Portfolio on May 11, 1998.


     Each New Investment Advisory Agreement, like the current Investment Advisory Agreements, provides in substance (1) that the Manager will pay the Adviser the same fee as paid under the current Investment Advisory Agreement;
(2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a Majority Vote of the outstanding shares of the Portfolio or by a majority of the Trustees and a majority of the Independent Trustees; (3) that it may be terminated, without penalty, by the Manager, by the Trustees or by Majority Vote of the outstanding shares of the Portfolio upon 60 days' prior written notice; (4) that it may be terminated by the Adviser on 150 days' (90 days with respect to the Endeavor Money Market, Endeavor Asset Allocation, Endeavor Enhanced Index, Endeavor Select 50, and Endeavor High Yield Portfolios) prior written notice to the Manager; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. Both the current Investment Advisory Agreements and New Investment Advisory Agreements provide that the Advisers are not liable to the Trust or to the Manager for any act or omissions under the Agreements, but that the Advisers are not protected against liability arising out of their own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

Portfolio Transactions

         The Advisers will have the same duties and responsibilities as under the current Investment Advisory Agreements with respect to the allocation of principal business and portfolio brokerage (see "Proposal 1 - Portfolio Transactions" above).


                                                   REQUIRED VOTE


         Approval of the New Investment Advisory Agreement with respect to a Portfolio requires a Majority Vote of the shareholders of that Portfolio. If any of the New Investment Advisory Agreements are not approved by the shareholders of a Portfolio, the Trustees will consider other possible courses of action which are in the best interests of shareholders. If shareholders of a Portfolio approve a New Investment Advisory Agreement but do not approve the New Management Agreement (Proposal 2), the Current Management Agreement and the Current Investment Advisory Agreement will remain in effect.


THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDER OF EACH PORTFOLIO VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT FOR THAT PORTFOLIO.


                                        PROPOSAL 4

               TO APPROVE OR DISAPPROVE A PROPOSAL TO PERMIT THE MANAGER TO
                 HIRE AND TERMINATE ADVISERS OR MODIFY ADVISORY AGREEMENTS
                               WITHOUT SHAREHOLDER APPROVAL

         As discussed above, the Manager currently provides advisory services to each Portfolio pursuant to the Current Management Agreement (as defined above). The Manager has overall responsibility for the general management and administration of each Portfolio, but selects one or more Advisers for each Portfolio. The Trust proposes that the Manager, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify advisory agreements on behalf of the Portfolios with the Advisers without obtaining the prior approval of a majority of the outstanding voting securities of the Portfolios, as is otherwise required by Section 15 of the 1940 Act.


         Section 15 of the 1940 Act and Rule 18f-2 under the 1940 Act require that shareholders of a Portfolio approve any advisory or subadvisory agreements or amendments to those agreements. On January 21, 1999, the Trust filed an application with the Securities and Exchange Commission (the "SEC") for an exemptive order (the "Requested Order") to exempt the Trust from these provisions. The Trust's application is pending, and there can be no assurance that the application will be approved. This proposal will not be implemented unless and until the SEC issues the Requested Order. If the SEC issues the Requested Order, the Manager would be permitted, with the approval of the Board of Trustees, to hire new Advisers, terminate Advisers, and modify advisory agreements with Advisers without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Manager would have greater flexibility in overseeing the Advisers, and the Trust would be spared the time and expense of holding shareholder meetings and soliciting proxies. The Proposed Order would be subject to several conditions, including the following conditions:


                  1. The Trust will not enter into an advisory agreement on behalf of a Portfolio with any Adviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Manager other than by reason of serving as an Adviser to one or more of the Portfolios (an "Affiliated Adviser") without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio (or, if the Portfolio serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account).

                  2. Before a Portfolio may rely on the order requested in the Application, the operation of the Portfolio in the manner described in the Application will be approved by a majority of the outstanding voting securities of the Portfolio (or, if the Portfolio serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account), as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 3 below, by the sole initial shareholder(s) before offering shares of such Portfolio to the public.

                  3. The Trust will disclose in its registration statement the existence, substance, and effect of any order granted pursuant to the Application. In addition, each Portfolio relying on the Requested Order will hold itself out to the public as employing the strategy described in the application. The Prospectus will prominently disclose that the Manager has the ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Advisers and recommend their hiring, termination, and replacement.


                  4. Within 60 days of the hiring of any Adviser, the affected Portfolio will furnish its shareholders (or, if the Portfolio serves as a funding medium for any sub-account of a registered separate account, the unitholders of the sub-account) with all information about the new Adviser and the advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Adviser. The Manager will meet this condition by providing shareholders (or, if the Portfolio serves as a funding medium for any sub-account of a registered separate account, the unitholders of the sub-account), within 60 days of the hiring of an Adviser with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of the Schedule 14A under the Securities Exchange Act of 1934.

         In accordance with condition 2, shareholder approval of this proposed new arrangement is being sought. Even if the shareholders of the Portfolio approve this arrangement, any new Advisers engaged or terminated or any change in an advisory agreement will still require approval of the Board of Trustees. In order to approve new Advisers, the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by Advisers to investment companies comparable to the Trust. The Trustees will review the ability of the Adviser to provide its services to a Portfolio, as well as its personnel, operation, financial condition or any other factor which would affect the Adviser with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the Adviser's investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the Adviser's performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of Advisers.


                                                   REQUIRED VOTE

     Approval of the change in operations contemplated in the Requested Order with respect to a Portfolio requires a Majority Vote of the shareholders of that Portfolio. If the shareholders of a Portfolio do not approve this Proposal, the terms and conditions of the Requested Order will not be applicable to that Portfolio.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO PERMIT THE MANAGER TO HIRE AND TERMINATE ADVISERS OR MODIFY ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.



                                PROPOSAL 5

             TO AMEND THE FUNDAMENTAL POLICY OF EACH PORTFOLIO
                            CONCERNING BORROWING
                             (ALL PORTFOLIOS)

          Each Portfolio has a fundamental restriction concerning borrowing by the Portfolio. Generally, these policies provide that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes. However, two Portfolios (Endeavor Opportunity Value Portfolio and the Endeavor Enhanced Index Portfolio) are each permitted to borrow up to 10% of its total assets for temporary or emergency purposes, and five Portfolios (Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price International Stock Portfolio, and Endeavor Select 50 Portfolio) are each permitted to borrow up to 33 1/3% of its total assets for temporary purposes. The exact language of the various restrictions is set forth in Exhibit D.

         The Trustees recommend that these various fundamental restrictions be replaced with the following fundamental restriction:

     "The Portfolio may not borrow money, except to the extent permitted by applicable law."

         In general, under the 1940 Act, a Portfolio may not borrow money except that (1) a Portfolio may borrow from banks or enter into reverse repurchase agreements, in amounts up to
33 1/3% of its total assets (including the amount borrowed); (2) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; (3) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) a Portfolio may not pledge its assets other than to secure borrowings or, to the extent permitted by the Portfolio's investment policies, as set forth in the Trust's prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similarly investment strategies.

         The primary purpose of the proposed change is standardization. Accordingly, adoption of the revised restriction is not currently expected to materially affect the Portfolios' operations. However, many Portfolios' current restrictions limit borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. For these Portfolios, although adoption of the proposed restriction would increase the amount of permitted borrowing by the Portfolios, historically none of the Portfolios has engaged in any significant borrowing nor do they presently intend to do so.

                                                   REQUIRED VOTE

         Approval of the proposed restriction with respect to a Portfolio requires a Majority Vote of the shareholders of that Portfolio. If the shareholders of a Portfolio do not approve this Proposal, the fundamental borrowing policy of that Portfolio will remain unchanged.

         THE  BOARD OF  TRUSTEES,  INCLUDING  ALL OF THE  INDEPENDENT  TRUSTEES,
RECOMMENDS  THAT   SHAREHOLDERS  OF  EACH  PORTFOLIO  VOTE  "FOR"  THE  PROPOSED
RESTRICTION CONCERNING BORROWING.



                                 PROPOSAL 6

     TO AMEND THE  FUNDAMENTAL  POLICY OF  DREYFUS  U.S.  GOVERNMENT  SECURITIES
     PORTFOLIO   CONCERNING   ILLIQUID   SECURITIES   (DREYFUS  U.S.  GOVERNMENT
     SECURITIES PORTFOLIO ONLY)

         Currently, a fundamental policy of the Dreyfus U.S. Government Securities Portfolio permits the Portfolio to invest up to 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. All other Portfolios (except the Endeavor Money Market Portfolio) are permitted to invest up to 15% of their net assets in illiquid securities. The Trustees recommend that shareholders approve a change to this restriction of U.S. Government Securities Portfolio to make it the same as those of the other Portfolios. (No change is proposed for Endeavor Money Market Portfolio because rules under the 1940 Act applicable to money market funds limit a money market fund's investments in illiquid securities to 10% of its net assets.) The primary purpose of the change is to standardize investment restrictions. It is not currently anticipated that the change will affect the way the Dreyfus U.S. Government Securities Portfolio is managed.
         The Trustees also recommend that the new policy be designated as a nonfundamental investment policy. This means that the Trustees will be permitted to change the policy, without a shareholder vote, to reflect changes in regulatory requirements or industry practices.

                                   REQUIRED VOTE

         Approval of the new nonfundamental policy requires a Majority Vote of the shareholders of the Portfolio. If the shareholders of a Portfolio do not approve this Proposal, the Portfolio's fundamental policy concerning illiquid securities will remain unchanged.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO VOTE "FOR" THE NEW NONFUNDAMENTAL POLICY CONCERNING INVESTMENTS IN ILLIQUID SECURITIES.


                                                    PROPOSAL 7

                                          TO ELECT TRUSTEES OF THE TRUST
                                                 (ALL PORTFOLIOS)

         The Trustees recommend that shareholders elect the following individuals as Trustees. The following table provides information concerning each of the eight nominees. Proxies cannot be voted for more than eight persons.

Trustees


           Name, Age, Office                           Principal Occupation(s)                        Shares Beneficially
      with the Trust and Address                         During Past 5 Years                           Owned, Directly or
                                                                                                         Indirectly, on
                                                                                                       December 31, 1998


+ *Vincent J. McGuinness, Jr.           From July 1997 to November 1997, Executive Vice PresidenEndeavoriAssetion
Age 34                                  of the Trust; from September 1996 to June               Allocation - 1,265.7157
Trustee, President and Chief            1997, Chief Financial Officer (Treasurer)               T. Rowe Price
Financial Officer (Treasurer)           of the Trust; from  February 1997 to                    International Stock -2,442.3492
2101 East Cost Highway                  December 1997, Executive Vice-President,                Endeavor Value Equity -1,272.3873
Suite 300                               Chief of Operations, since March 1997,                  Dreyfus Small Cap
Corona del Mar, California              Director, since December 1997, Chief                    Value - 3,054.2533
92625                                   Operating Officer, and since June 1998,                 T. Rowe Price Equity
                                        Chief Financial Officer of Endeavor                     Income - 569.669
                                        Group; from September 1996 to June                      T. Rowe Price Growth
                                        1997, and since June 1998, Chief Financial              Stock - 1,319.333
                                        Officer, since May 1996, Director and
                                        from June 1997 to October 1998,
                                        Executive Vice President -Administration,
                                        and since October 1998, President of
                                        Endeavor Management Co.; since August
                                        1996, Chief Financial Officer of VJM
                                        Corporation; from May 1996 to January
                                        1997, Executive Vice President and
                                        Director of Sales, Western Division of
                                        Endeavor Group; since May 1996, Chief
                                        Financial Officer of McGuinness &
                                        Associates; from July 1993 to August
                                        1995, Rocky Mountain Regional
                                        Marketing Director.



                                                         9






*Vincent J. McGuinness                  Chairman, Chief Executive Officer and                   Endeavor Asset
Age 64                                  Director of McGuinness & Associates,                    Allocation -25,199.6007
Trustee                                 Endeavor Group, VJM Corporation, until                  Endeavor  Value Equity
2101 East Cost Highway                  July 1996, McGuinness Group (insurance                  - 40,632.2213
Suite 300                               marketing) and since September 1988,                    T. Rowe Price Growth
Corona del Mar, California              Endeavor Management Co.; President of                   Stock - 27,877.4058
92625                                   VJM Corporation and until October 1998,                 Dreyfus Small Cap
                                        Endeavor Management Co. and, since                      Value - 17,515.4959
                                        February 1996, McGuinness & Associates.                 Dreyfus U.S.
                                                                                                Government Securities -17,519.8575
                                                                                                Endeavor Select 50 -39,984.9178

Timothy A. Devine                       Vice President, Plant Control, Inc.
Age 63                                  (landscape contracting and maintenance).
Trustee
1424 Dolphin Terrace
Corona del Mar, California
92625
Thomas J. Hawekotte                     President, Thomas J. Hawekotte, P.C. (law
Age 63                                  practice).
Trustee
6007 North Sheridan Road
Chicago, Illinois 60660

Steven L. Klosterman                    Since July 1995, President of Klosterman
Age 47                                  Capital Corporation (investment adviser);
Trustee                                 Investment Counselor, Robert J. Metcalf &
5973 Avenida Encinas                    Associates, Inc. (investment adviser) from
Suite 300                               August 1990 to June 1995.
Carlsbad, California 92008

Halbert D. Lindquist                    President, Lindquist, Stephenson & White, Inc. (investment adviser) and since
Age 52                                  December 1987 Tucson Asset
Trustee                                 Management, Inc. (commodity trading
1650 E. Fort Lowell Road                adviser), and since November 1987,
Tucson, Arizona 85719-2324              Presidio Government Securities,
                                        Incorporated (broker-dealer),  and since
                                        January 1998, Chief  Investment  Officer
                                        of    Blackstone    Alternative    Asset
                                        Management.


                                                        10





Keith H. Wood                           Since 1972, Chairman and Chief Executive Officer of Jamison, Eaton & Wood
Age 62                                  (investment adviser) and from 1978 to
Trustee                                 December 1997, President of Ivory &
39 Main Street                          Sime International, Inc. (investment
Chatham, New Jersey 07928               adviser).

Peter F. Muratore                       From June 1989 to March 1998, President of OCC Distributors (broker-dealer), a
Age 66                                  subsidiary of Oppenheimer Capital.
Trustee
Too Far
Posthouse Road
Morristown, New Jersey
07960

* An "interested person" of the Trust as defined in the 1940 Act.
+ Vincent J. McGuinness, Jr. is the son of Vincent J. McGuiness.

Officers of the Trust

         The following table provides information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust.



          Name and Principal Occupation                           Office                    Age     Officer Since

Vincent J. McGuinness                              President, Chief Financial Officer (Tr34surer)   September 1996
See Information under "Trustees"

P. Michael Pond                                    Executive Vice-President              45         November 1998
Since November 1998, Executive                     Administration and
Vice- President - Administration and               Compliance
Compliance of Endeavor Group and
Endeavor Management Co. and Chief
Investment Officer of Endeavor
Management Co.; from November
1991 to November 1996, Chairman and
President of The Preferred Group of
Mutual Funds; from October 1989 to
December 1996, President of
Caterpillar Securities Inc. and
Caterpillar Investment Manager Ltd.



                                                        11





Pamela A. Shelton                                  Secretary                             49         April 1996
Executive Secretary to Chairman of the

Board and Chief  Executive  Officer  of, and since  April  1996,  Secretary  of,
McGuinness & Associates,  Endeavor  Group,  VJM  Corporation,  McGuinness  Group
(until July 1996) and Endeavor Management Co.



No remuneration will be paid by the Trust to any Trustee or officer of the Trust who is affiliated with the Manager or the investment advisers. Each Trustee who is not an affiliated person of the Manager or the investment advisers will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $10,000 and $500 for attendance at each Trustees' Board or committee meeting. Set forth below for each of the Trustees of the Trust is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1998.


                                                COMPENSATION TABLE

                                                                                Total
                                                                                Compensation
                                                                                From Fund
                                              Aggregate                         and Fund
Name of                                       Compensation                      Complex
Person                                        From Fund                         Paid to Trustees

Timothy A. Devine                             $12,375                           $15,018
Thomas J. Hawekotte                           $12,375                           $15,015
Steven L. Klosterman                          $12,375                           $15,015
Halbert D. Lindquist                          $7,875                            $8,225
R. Daniel Olmstead*                           $12,375                           $13,075
Keith H. Wood                                 $12,375                           $13,075
Peter F. Muratore                             $6,000                            $6,700

---------------
*  Former Trustee - retired as of December 31, 1998.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


         The Trust has an audit committee consisting of Messrs. Devine, Hawekotte, Klosterman, Lindquist, Muratore, and Wood. During the Trust's fiscal year ended December 31, 1998 there was one meeting of the audit committee and five meetings of the Trustees. Each Trustee except Mr. Lindquist and Vincent J. McGuinness, Jr. attended at least 75 percent of the aggregate of (1) the total number of Trustees meetings held while he was a Trustee and (2) the total number of meetings of a committee on which he served.


                                                   REQUIRED VOTE

         Election of the listed nominees for Trustees requires the affirmative vote of the holders of the majority of the Shares of the Trust present or represented by proxy at the Special Meeting. For this purpose, shares of all Portfolios are treated as a single class.

         THE  BOARD  OF  TRUSTEES,   INCLUDING  ALL  THE  INDEPENDENT  TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE EIGHT NOMINEES.

                                      PROPOSAL 8

              TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT
                        AUDITORS OF THE TRUST (ALL PORTFOLIOS)

     At a meeting held on March 1, 1999, the Trustees selected Ernst & Young LLP as independent auditors of the Trust for the fiscal year ending December 31, 1999. The Trustees recommend that shareholders of the Trust ratify the selection of Ernst & Young LLP. The Trust has been advised by Ernst & Young LLP that at December 31, 1998 neither the firm nor any of its partners had any direct or indirect financial interest in the Trust. A representative of Ernst & Young LLP will be available at the meeting to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

                                                   REQUIRED VOTE

         Ratification of the selection of Ernst & Young LLP as independent auditors of the Trust requires the affirmative vote of the holders of a majority of the Trust's outstanding shares present or represented by proxy at the Special Meeting. For this purpose, shares of all Portfolios are treated as a single class.

         THE  BOARD  OF  TRUSTEES,   INCLUDING  ALL  THE  INDEPENDENT  TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE TRUST.

OTHER MATTERS

Submission of Shareholder Proposals

         The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Endeavor Series Trust, c/o First Data Investor Services Group, Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02111.

Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

         The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.


 May 10, 1999

                                                                      EXHIBIT A




                                           INFORMATION CONCERNING SHARES
                                        OUTSTANDING AS OF APRIL  23, 1999




Name of Series                                      Number of Shares Outstanding



Endeavor Asset Allocation  Portfolio                 139,677,538.577

Endeavor Money Market Portfolio                       90,808,925.847

T. Rowe Price International Stock Portfolio          117,643,111.113

Endeavor Value Equity Portfolio                      107,437,250.171

 Dreyfus Small Cap Value Portfolio                   81,818,809.093

Dreyfus U.S. Government Securities Portfolio         70,090,341.934

T. Rowe Price Equity Income Portfolio               124,866,319.992

T. Rowe Price Growth Stock Portfolio                 78,345,946.085

Endeavor Opportunity Value Portfolio                 36,656,817.065

Endeavor Enhanced Index Portfolio                    50,865,938.464

Endeavor Select 50 Portfolio                         21,329,845.821

Endeavor High Yield Portfolio                        14,570,180.031

EXHIBIT B

                                         UNDERLINED LANGUAGE WILL BE ADDED
                                       [BRACKETED] LANGUAGE WILL BE DELETED


                                               MANAGEMENT AGREEMENT
                                                [November 23, 1992]
                                                 July , 1999



Endeavor Management Co, [Managing Partner
Endeavor Investment Advisers]
Suite [200] 300
[1100 Newport Center Drive] 2101 East Coast Highway
[Newport Beach, CA  92660] Corona del Mar, CA  92625

Dear Sirs:

     Endeavor Series Trust (the "Trust"), a Massachusetts business trust created pursuant to an Agreement and Declaration of Trust filed with the Secretary of State of The Commonwealth of Massachusetts, herewith confirms its agreement with Endeavor Management Co. [Investment Advisers], a California corporation [general partnership], (the "Manager") as follows:

         1.  Investment Description; Appointment

     The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the [four] separate investment portfolios set forth in Schedule A[: Domestic Money Market Portfolio, Domestic Managed Asset Allocation Portfolio, Global Growth Portfolio and Global Managed Asset Allocation Portfolio]. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the "Portfolios." Copies of the Registration Statement and the Trust's Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Trust desires to employ the Manager to act as its investment manager and administrator. The Trust acknowledges and agrees that the Manager intends to appoint a person to act as investment adviser ("Adviser") to render investment advice to each of the Portfolios. Such Adviser shall make all determinations with respect to the Portfolio's assets for which it has responsibility. The Manager accepts this appointment and agrees to furnish the services for the compensation set forth below.

         2.  Services as Investment Manager and Administrator

         (a) Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of the Portfolios' assets, and (ii) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an investment adviser. In connection with its responsibilities set forth under (i) above, Trust acknowledges and agrees that the Manager will select a person to act as investment adviser (an "Adviser") to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio's assets for which it has responsibility. In addition, the Manager will conduct a program of evaluations of the Advisers' performance, review the activities of the Advisers for compliance with the Portfolios' investment objectives and policies and will keep the Trust informed of developments materially affecting the Portfolios and shall, on its own initiative, furnish to the Trust from time to time whatever information the Manager believes appropriate for this purpose.

         (b) Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager will also (1) supply the Trust with office facilities (which may be in Manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares of the Trust, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (2) prepare reports to shareholders of the Trust, tax returns, and reports to and filings with the SEC and state blue sky authorities. The Manager may contract with any other person or persons to provide to the Trust any of the services contemplated in this paragraph under such terms as it deems reasonable and shall have the authority to direct the activities of such other person or persons in the manner it deems appropriate. In connection with such administrative services, the Manager shall be responsible for creating and maintaining all necessary administrative records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act"). All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Manager for the periods and in the places required by Rule 31a-2 under the 1940 Act.

         The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

         3.  Compensation

         In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio's average daily net asset set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios' net assets shall be computed at the times and in the manner specified in the Registration Statement.

     [For Portfolios of the Trust commencing operations on or after January 28, 1998, each] Each Portfolio shall reimburse the Manager for such Portfolio's allocable share of third party, administration expenses incurred pursuant to an administration agreement between the Manager and a third party administrator.

         4.  Expenses

         The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

         a.  Fees to the Manager;

         b.  Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

         d. Expenses of the Trust's transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;
         e. Salaries, fees and expenses of Trustees and executive officers of the Trust who are not "affiliated persons" of the Manager or the Advisers within the meaning of the 1940 Act;

         f. Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

         g. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

         h.  Expenses, including interest, of borrowing money;

         i. Expenses incidental to meetings of the Trust's shareholders, Board of Trustees and the maintenance of the Trust's organizational existence;

         j. Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Trust;

         k. Expenses of preparing and typesetting of prospectuses of the Trust;

         l. Expenses of printing and distributing prospectuses to shareholders of the Trust;

         m.  Association membership dues;

         n. Premiums for fidelity insurance, directors and officers liability insurance and other coverage;

         o. Charges of an independent pricing service to value the Portfolio's assets;

         p. Expenses related to the purchase or redemption of the Trust's shares; and

         q. Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

         5.  Reduction of Fee or Reimbursement to the Trust

         If in any fiscal year the aggregate expenses of any Portfolio of the Trust (including fees pursuant to this Agreement but excluding interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Trust, the Manager will reduce its fees or reimburse the Portfolio for the amount of such excess, limited to the amount of its fees hereunder. Such reduction in fees or expense reimbursement, if any, will be estimated, reconciled and paid, in the case of reimbursement, on a monthly basis.

         6.  Standard of Care


         The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement. Any person, even though an officer, director, employee or agent of the Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of the Manager, even though paid by it.

         7.  Term

     This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter provided that its continuance after such two year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         8.  Limitation of Trust's Liability

         The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

         9.  Force Majeure

         The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.  Severability

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11.  Miscellaneous

     This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         12.  Limitation of Liability

         A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this Agreement are not binding upon the Trustees or holders of shares of the Trust individually but are binding only upon the assets and property of the Trust.

         If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          ENDEAVOR SERIES TRUST


                                          By  [Signature omitted]
Accepted:

ENDEAVOR MANAGEMENT CO.[INVESTMENT ADVISERS]


By: [Signature omitted]

                             SCHEDULE A

                                                                               Percentage of
Portfolio                                                                      daily net assets
                                                                               .50% of average
[Domestic Money Market Portfolio                                               daily net assets]

[Domestic Managed Asset Allocation                                             .75% of average
Portfolio                                                                      daily net assets]
                                                                               .90% of average
[Global Managed Asset Allocation Portfolio                                     daily net assets]
                                                                               .90% of average
[Global Growth Portfolio                                                       daily net assets]

Endeavor Money Market Portfolio                                                .50% of average
-------------------------------                                                ---------------
                                                                               daily net assets
Endeavor Asset Allocation Portfolio                                            .75% of average
-----------------------------------                                            ---------------
                                                                               daily net assets
T. Rowe Price International Stock Portfolio                                    .90% of average
-------------------------------------------                                    ---------------
                                                                               daily net assets
Endeavor Value Equity Portfolio                                                .80% of average
-------------------------------                                                ---------------
                                                                               daily net assets
Dreyfus Small Cap Portfolio                                                    .80% of average
---------------------------                                                    ---------------
                                                                               daily net assets
Dreyfus U.S. Government Securities Portfolio                                   .65% of average
--------------------------------------------                                   ---------------
                                                                               daily net assets

T. Rowe Price Equity Income Portfolio                                          .80% of average daily net assets
-------------------------------------                                          --------------------------------
T. Rowe Price Growth Stock Portfolio                                           .80% of average
------------------------------------                                           ---------------
                                                                               daily net assets
Endeavor Opportunity Value Portfolio                                           .80% of average
------------------------------------                                           ---------------
                                                                               daily net assets
Endeavor Enhanced Index Portfolio                                              .75% of average
---------------------------------                                              ---------------
                                                                               daily net assets
Endeavor Select 50 Portfolio                                                   1.10% of average
----------------------------                                                   ----------------
                                                                               daily net assets


                                                        -3-




                                                                               Percentage of
Endeavor High Yield Portfolio                                                  .775% of average
-----------------------------                                                  ----------------
                                                                               daily net assets


                                                                      EXHIBIT C

                         Directors and Officers of Endeavor Management Co.


Vincent J. McGuinness, Sr.                   Director, Chairman and CEO

Vincent J. McGuinness, Jr.                   Director, Chief Operating Officer,

Chief Financial Officer


P. Michael Pond                              Executive Vice President and Chief
                                             Investment Officer



Pamela A. Shelton                            Secretary

                                                                      EXHIBIT D


                                        INFORMATION CONCERNING FUNDAMENTAL
                                        BORROWING POLICY OF EACH PORTFOLIO




General Policy for All Portfolios

"A Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes."

Exceptions                                                     Portfolio

"May borrow from banks or through reverse                      Dreyfus U.S. Government Securities
repurchase agreements or dollar roll
transactions in an amount equal to up to 33
1/3% of the value of its total assets
(calculated when the loan is made) for
temporary, extraordinary or emergency
purposes and to take advantage of
investment opportunities and may pledge up
to 33 1/3% of the value of its total assets to
secure these borrowings"

"May (i) borrow for non-leveraging,                            T. Rowe Price Equity Income
temporary or emergency purposes and (ii)                       T. Rowe Price Growth Stock
engage in reverse repurchase agreements                        T. Rowe Price International Stock
and make other investments or engage in other transactions,  which may involve a borrowing, in a manner consistent with each Portfolio's investment objective and program,  provided that the combination of (i) and (ii) shall not exceed 33 1/3%
of the value of each  Portfolio's  total assets  (including the amount borrowed)
less  liabilities  (other than  borrowings)  and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings"



                                                        -1-




Exceptions   Portfolio  "May  borrow  money  from  banks  or  through   Endeavor
Opportunity  Value reverse  repurchase  agreements  for Endeavor  Enhanced Index temporary or emergency  purposes in amounts up to 10% of each Portfolio's  total assets"

"May borrow money from banks for                               Endeavor Select 50
temporary or emergency purposes or
pursuant to reverse repurchase agreements
in an amount up to 33 1/3% of the value of
its total assets, provided that immediately
after such borrowings there is asset
coverage of at least 300% of all
borrowings"

"May borrow money from banks for                               Endeavor High Yield
temporary or emergency purposes or
pursuant to reverse repurchase agreements
in an amount up to 33 1/3% of the value of
its total assets, provided that immediately
after such borrowings there is asset
coverage of at least 300% of all borrowings
and may engage in dollar roll transactions"


                               TWO NEW LOW-COST WAYS TO CAST YOUR PROXY VOTE


Save Time and Money


The accompanying Proxy Statement outlines important issues affecting your annuity fund(s). Help us save time and postage costs by voting on the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. DO NOT MAIL the Proxy Card if you are voting by Internet or telephone.

To vote by Internet:

1. Read the Proxy Statement and have your Proxy Card handy.

2. Go to www.proxyweb.com.

3. Enter the fourteen-digit control number found on your Proxy Card.

4. Follow the simple online instructions.


To vote by telephone:

1. Read the Proxy Statement and have your Proxy Card handy.

2. Call toll-free 1-888-221-0697.

3. Enter the fourteen-digit control number found on your Proxy Card.

4. Follow the simple recorded instructions.

ENDEAVOR SERIES TRUST


THIS SOLICITATION IS BEING MADE ON BEHALF OF
 THE BOARD OF TRUSTEES.


The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint [PFL Life Insurance Company] [Peoples Benefit Life Insurance Company] [AUSA Life Insurance Company, Inc.] attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on July 2, 1999 at the Four Seasons Hotel, 690 Newport Center Drive, Newport, California 92660 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposals . If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.





TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW


PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


Dated_______________ , 1999                      ______________________________



Proposal 1.       To approve an amendment to the                       FOR      AGAINST          ABSTAIN
                                                                       ---      -------          -------
                  management agreement between the Trust and Endeavor Management
                  Co., the manager of the Trust (all Portfolios  except Endeavor
                  Select 50 Portfolio and Endeavor High Yield Portfolio)

Proposal 2.       To approve a new management                          FOR      AGAINST          ABSTAIN
                                                                       ---      -------          -------
                  agreement between the Trust and
                  Endeavor Management Co. (all
                  Portfolios)

Proposal 3.       To approve a new investment advisory                 FOR      AGAINST          ABSTAIN
                                                                       ---      -------          -------
                  agreement between Endeavor
                  Management Co. and the Portfolio's
                  investment adviser (all Portfolios)

Proposal 4.       To approve a proposal to permit                      FOR      AGAINST          ABSTAIN
                                                                       ---      -------          -------
                  Endeavor Management Co. to hire
                  and replace investment advisers or to
                  modify investment advisory
                  agreements without shareholder
                  approval (all Portfolios)

Proposal 5.       To adopt uniform policies concerning                 FOR      AGAINST          ABSTAIN
                  borrowing by the Portfolio (all Portfolios)

Proposal 6.       To amend a fundamental policy                        FOR      AGAINST          ABSTAIN
                  concerning investments in illiquid
                  securities and to make the policy non-
                  fundamental (Dreyfus U.S. Government
                  Securities Portfolio only)

Proposal 7.       To consider and act upon the election                FOR              WITHHELD
                  of 8 members of the Board of Trustees
                  of the Trust to serve until the next
                  meeting or until their successors are
                  elected and qualified (all Portfolios)

Vincent J. McGuinness, Jr.                  Timothy A. Devine                   Steven C. Klosterman
Keith H. Wood                               Vincent J. McGuinness               Thomas J. Hawekotte
Halbert D. Lindquist                        Peter F. Muratore


INSTRUCTION:         To withhold authority to vote for any individual nominee,
                     write the nominee's name on the space provided below.
                                  ------------------------------

Proposal 8.       To consider and act upon the                         FOR      AGAINST          ABSTAIN
                                                                       ---      -------          -------
                  ratification of the selection of Ernst &
                  Young LLP as independent auditors of
                  the Trust (all Portfolios)
